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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): April 27, 2007

                   IndyMac INDX Mortgage Loan Trust 2007-FLX3
                   ------------------------------------------
                         (exact name of issuing entity)
           Commission File Number of the issuing entity: 333-132042-68

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

            Delaware                                       95-4791925
-------------------------------  --------------   ----------------------------
  (State or Other Jurisdiction                          (I.R.S. Employer
         of Incorporation)                             Identification No.)

     155 North Lake Avenue
      Pasadena, California                                    91101
  ---------------------------                          ------------------
     (Address of Principal                                 (Zip Code)
       Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

      On April 27, 2007, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, trustee (in such capacity, the "Trustee") and supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2007-FLX3, Mortgage Pass-Through Certificates, Series 2007-FLX3 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

      On April 27, 2006, Credit Suisse International, as counterparty (the "Counterparty") and the Supplemental Interest Trustee, entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), Schedule and Credit Support Annex thereto. The ISDA Master Agreement, Schedule and Credit Support Annex thereto are annexed hereto as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

      On April 27, 2006, the Counterparty and the Supplemental Interest Trustee entered into an interest rate swap contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the "Confirmation"). The Confirmation is annexed hereto as Exhibit 99.5.

      On April 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement), dated as of April 27, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Credit Suisse International, as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.6.


Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

        Not applicable.

(b)  Pro forma financial information.
     -------------------------------

        Not applicable.

(c)  Shell Company Transactions.
     --------------------------

         Not applicable.

(d)  Exhibits.
     ---------

Exhibit No.      Description
-----------

       99.1 Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Company, IndyMac and the Trustee.

       99.2 The ISDA Master Agreement, dated April 27, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.3 The Schedule to the ISDA Master Agreement, dated April 27, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.4 The Credit Support Annex to the ISDA Master Agreement, dated April 27, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.5 The Confirmation, dated April 27, 2006, between the Counterparty and the Supplemental Interest Trustee.

       99.6 The 1115 Agreement, dated April 27, 2006, among the Company, IndyMac and the Counterparty.

SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    INDYMAC MBS, INC.



                                                    By:  /s/ Victor H. Woodworth
                                                         -----------------------
                                                         Victor H. Woodworth
                                                         Vice President


Dated: May 16, 2007

                                  Exhibit Index

Exhibit
-------

       99.1 Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Company, IndyMac and the Trustee.

       99.2 The ISDA Master Agreement, dated April 27, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.3 The Schedule to the ISDA Master Agreement, dated April 27, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.4 The Credit Support Annex to the ISDA Master Agreement, dated April 27, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

       99.5 The Confirmation, dated April 27, 2006, between the Counterparty and the Supplemental Interest Trustee.

       99.6 The 1115 Agreement, dated April 27, 2006, among the Company, IndyMac and the Counterparty.